UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2014 (July 31, 2014)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d).	Election of Directors.

On July 31, 2014, the Board of Directors (the “Board”) of HCP, Inc., a Maryland corporation (the “Company”), appointed James Hoffmann to serve as a director of the Board until the Company’s next annual meeting of stockholders or until his successor is duly elected and qualified.  The Board determined that Mr. Hoffmann qualifies as an independent director under the New York Stock Exchange listing standards and the applicable requirements of the Securities and Exchange Commission (the “SEC”).  Mr. Hoffmann was appointed to the Audit Committee of the Board. The Board has determined that Mr. Hoffmann is an audit committee financial expert within the meaning of applicable SEC rules.

In connection with his appointment as a director, Mr. Hoffmann received a grant of 3,000 restricted stock units. The restricted stock units are subject to the terms of our 2014 Performance Incentive Plan and vest ratably over three years. Additionally, Mr. Hoffmann entered into the Company’s standard form of Director’s Indemnification Agreement (incorporated herein by reference to Exhibit 10.21 to the Company’s Form 10-K filed with the SEC on February 12, 2008) and will participate in the compensation and benefits program for non-employee directors as described in the Company’s Definitive Proxy Statement filed with the SEC on March 20, 2014.

Other than the director compensation arrangements described above, there is not any arrangement or understanding between Mr. Hoffmann and any other persons pursuant to which he was selected as a director of the Company.  Furthermore, the Company has not been since the beginning of the last fiscal year, and is not currently proposed to be, a participant in any related party transaction with Mr. Hoffmann within the meaning of Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On July 31, 2014, the Company issued a press release announcing the appointment of Mr. Hoffmann to the Company’s Board.  The text of the press release is furnished herewith as Exhibit 99.1 and is specifically incorporated by reference herein.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release attached as Exhibit 99.1 hereto, is being furnished to the SEC and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d)                                 Exhibit. The following exhibit is being filed herewith:

No.	Description

99.1	Text of the Press Release dated July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2014

HCP, Inc.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Text of the Press Release dated July 31, 2014.